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Scudder Short-Term Bond Fund

Class AARP and Class S Shares

Annual Report

December 31, 2002

Contents

<Click Here> Letter from the President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Short-Term Bond Fund	Ticker Symbol	Fund Number
Class AARP	ASHTX	122
Class S	SCSTX	022

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the President

Dear Shareholder,

The bond market produced another strong performance in 2002, outperforming stocks for the third consecutive year. Bonds were helped by the same factors that hurt stock prices. These include slower economic growth, geopolitical tensions, and a reduced appetite for risk among investors.

It is notable that stocks and bonds reacted differently to the same set of factors. This demonstrates the continued importance of bonds to portfolio diversification. Consider that in the past three years, an investor whose portfolio was invested entirely in stocks would likely have experienced significant losses. But an investor who held both stocks and bonds would likely have seen both better returns and lower volatility. We encourage investors to keep this in mind when stocks inevitably recover and once again begin to outperform bonds.

It remains to be seen if the bond market can continue its impressive streak in 2003. However, we believe our approach to managing the portfolio will help the fund outperform both its benchmark and its peers in any environment. We focus on individual security selection, diversification and risk management, and avoid making "bets" on broader factors such as the direction of interest rates. We believe this steady, disciplined approach will help the fund generate attractive long-term performance for shareholders in the years ahead.

Sincerely,

William F. Glavin, Jr.
President
Scudder Short-Term Bond Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary December 31, 2002

Average Annual Total Returns*
	1-Year	3-Year	5-Year	10-Year
Scudder Short-Term Bond Fund - Class S	4.95%	6.33%	4.96%	5.04%
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+	6.22%	7.73%	6.67%	6.20%
Lehman 1-3 Year Government/Credit Index++	6.28%	7.71%	6.63%	6.18%

	1-Year	Life of Class**
Scudder Short-Term Bond Fund - Class AARP	4.85%	6.73%
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+	6.22%	7.97%
Lehman 1-3 Year Government/Credit Index++	6.28%	7.97%

Sources: Lipper, Inc. and Deutsche Asset Management

** Class AARP shares commenced operations on August 14, 2000. Index comparisons begin August 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/02	$ 10.68	$ 10.68
12/31/01	$ 10.65	$ 10.65
Distribution Information: Twelve Months: Income Dividends	$ .48	$ .48
December Income Dividend	$ .0355	$ .0355
SEC 30-day Yield+++	2.71%	2.71%
Current Annualized Distribution Rate+++	3.99%	3.99%

+++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings* - Short Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	60	of	122	49
3-Year	61	of	102	60
5-Year	73	of	91	80
10-Year	30	of	33	89

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Short-Term Bond Fund - Class S [] Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+ [] Lehman 1-3 Year Government/Credit Index++

Yearly periods ended December 31

Comparative Results*
Scudder Short-Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,495	$12,021	$12,739	$16,344
	Average annual total return	4.95%	6.33%	4.96%	5.04%
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+	Growth of $10,000	$10,622	$12,502	$13,813	$18,258
	Average annual total return	6.22%	7.73%	6.67%	6.20%
Lehman 1-3 Year Government/Credit Index++	Growth of $10,000	$10,628	$12,495	$13,786	$18,209
	Average annual total return	6.28%	7.71%	6.63%	6.18%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-, 5- and 10-year periods shown reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.
+ Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency and Corporate securities with maturities of one to three years.
++ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities, with maturities of one to three years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Beginning with the next semiannual report, the Fund will show the Lehman 1-3 Year Government/Credit Index in place of the Salomon Brothers Inc. Treasury/Government Sponsored Index (1-3 years) as this index better represents the broad short-term US market.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not reimbursed the Fund for losses incurred with certain portfolio transactions and had not maintained the Fund's expenses, the total returns would have been lower. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Short-Term Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Short-Term Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Sean McCaffrey

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2002.

• Portfolio manager for Stable Value strategies, responsible for overseeing the group's stable value and bond index efforts in asset-backed and mortgage-backed securities as well as other financial instruments underlying synthetic GICs: New York.

• MBA, Yale University.

Scott Dolan

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1989 and the fund in 2002.

• Over 13 years of investment industry experience.

• MS, Boston College.

William Chepolis

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Previously worked at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank) as a portfolio manager (1983-1988, 1993-1998) and foreign exchange currency and option trader from 1988 to 1995.

John Ryan

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Head of Corporate Sector Group.

• Over ten years of investment industry experience.

• Portfolio manager and trader at PPM America from 1992 to 1998.

• MBA, University of Chicago.

In the following interview, Lead Portfolio Manager Sean McCaffrey and Portfolio Manager Scott Dolan discuss Scudder Short-Term Bond Fund's strategy and the market environment during the 12-month period ended December 31, 2002.

Q: How did the bond market perform in 2002?

A: Bonds provided investors with strong returns for the third consecutive year. They also easily exceeded stock market results during 2002. The Lehman Brothers Aggregate Bond Index, a popular proxy for the broad bond market, gained 10.25% for the year, and in comparison, the S&P 500 lost 22.10%.1 Bonds also beat stocks over the three-year period. For that period, the Lehman Brothers Aggregate Bond Index averaged 10.10% and S&P 500 lost an average of 14.55% per year. The US economy in 2002 was marked by slow growth, low core inflation2 and rising unemployment. This combination allowed the Federal Reserve to maintain its low interest rate policy. The Fed held short-term rates at 1.75% until November, at which time it cut rates a half point to 1.25%. Even more important for bonds, investors remained nervous about the investment backdrop. Corporate scandals, continued geopolitical instability and the potential conflict with Iraq kept market participants on edge throughout the year. This sparked a move out of stocks and into higher-quality investments, most notably short and intermediate term Treasury issues. The chart on the following page reflects the decline in interest rates during the course of the year.

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of 1 year or more. The S&P 500 index is an unmanaged group of stocks generally representative of the US stock market. You cannot invest directly in an index.
2 Core inflation is inflation measured without taking into account price changes in the volatile food and energy sectors.
Treasury Yield Curve: Recent History

Past performance is no guarantee of future results.

Source: Deutsche Asset Management

Outside of the Treasury sector, higher-quality issues generally generated better results during 2002, as investors' aversion to risk prompted a flight to quality. For the year, commercial mortgage-backed securities performed well, as did higher-rated corporate issues.3 The lower-rated areas of the corporate sector were hardest hit as a result of investor concerns about corporate accounting scandals and weak earnings results. However, during the fourth quarter, investors gradually began returning to the riskier areas of the market, allowing corporate bonds to recover much of the losses that were reported earlier in the year.

3 Commercial mortgage-backed securities are securities which consist of a group or pool of commercial real estate mortgages.

Q: How did the fund perform during the period?

A: During the 12-month period ended December 31, 2002, the Class S shares of the fund reported a 4.95% return, net of expenses. In comparison, the fund underperformed its unmanaged benchmark, the Lehman Brothers 1-3 year Government/Credit Index, which returned 6.28%, on a gross basis. However, it outperformed the 4.37% average return of the 122 funds in its Lipper peer group - the Short Term Investment Grade Debt Funds category.During the twelve-month period ended December 31, 2002, the A shares of the fund reported a 4.67% return (unadjusted for sales charges). In comparison, the fund underperformed its unmanaged benchmark, the Lehman Brothers 1-3 year Government/Credit Index, which returned 6.28%, on a gross basis. However, it outperformed the 4.37% average return of the 122 funds in its Lipper peer group - the Short Term Investment Grade Debt Funds category.

During the year, the fund's holdings in mortgage-backed securities contributed most favorably to performance. The fund's allocation to bonds issued by WorldCom and Qwest, however, were among those corporate credits that hurt the fund's total return results for the year. Those credits performed poorly on both an absolute and relative basis versus the fund's benchmark. These holdings were sold during April and May 2002, when we took over management responsibility.

Q: Will you review your investment philosophy and the changes you have made to the fund since you assumed management duties?

A: The fund's objective of providing high income while maintaining principal stability remains unchanged. We have, however, implemented processes that we believe will provide both a greater degree of consistency and an opportunity to enhance long-term performance.

First, we instituted a systematic investment process that increases the emphasis on individual security selection and risk management. We conducted an intensive analysis of each of the fund's corporate bond holdings, upon change of control in April, and subsequently eliminated the positions we viewed as being higher risk. We believe that such modifications allow us to take advantage of the research strengths of Deutsche Asset Management. As part of this approach, we also avoid making "bets" on duration4 and other broader factors that influence the direction of interest rates. Over any long-term period, we do not believe that a manager can add value by attempting to forecast interest rates.

4 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates. And, that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Second, we enhanced our risk management process with the goal of providing better, more consistent long-term returns. We reduced the fund's stake in corporate bonds. We also increased the overall level of issuer diversification and raised the fund's position in mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS)5. The fund's weighting in corporate issues stood at roughly 25% of assets at year-end. This represents a weighting less than that of its benchmark. Notably, that stake is now lower than the fund's allocation of 40% at year-end 2001.

5 Mortgage-backed securities are securities which consist of a group or pool of real estate mortgages. Commercial mortgage-backed securities consist of a group or pool of commercial real estate mortgages. Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies or other providers of credit.

Q: What was the fund's duration at the close of the period?

A: The fund's duration stood at 1.65 years as of December 31, 2002 vs. the 1.68 year duration of its benchmark index. We will strive to keep the fund's duration very close to that of the benchmark under normal market conditions. Any modifications, therefore, are most likely to result from changes in the benchmark's duration, and not the result of active duration management. This practice further reduces the potential for erroneous interest rate predictions that could hurt returns.

Q: How do you plan to position the fund in 2003?

A: In the year ahead, we will continue our efforts to improve performance. With this goal in mind, we will seek to take advantage of opportunities that arise in the corporate bond market by selectively adding to and establishing new positions in this sector. We will also look for occasions to add to the fund's holdings in the ABS and MBS sectors, as we identify favorable trade-offs between risk and return potential.

We believe bonds remain an integral portfolio component for investors who require income, who are seeking diversification or who seek to temper the risks of their investments in stock funds. We believe our focus on individual security research and risk management will help the fund produce competitive performance in any market environment. We expect this focus will also allow the fund to play a more meaningful role within a shareholder's asset allocation mix.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Diversification	12/31/02	12/31/01

Corporate Bonds	24%	40%
US Treasury Obligations	18%	10%
Asset Backed	17%	13%
Collateralized Mortgage Obligations	14%	12%
US Agency Obligations	13%	9%
Government National Mortgage Association	5%	3%
Cash Equivalents, net	4%	6%
US Government Agency Pass-Thrus	4%	5%
Foreign Bonds - US$ Denominated	1%	2%
	100%	100%

Quality	12/31/02	12/31/01

US Government & Treasury Obligations	43%	38%
AAA*	20%	20%
AA	5%	7%
A	12%	13%
BBB	17%	21%
Not Rated	3%	1%
	100%	100%

Effective Maturity	12/31/02	12/31/01

Under 1 year	19%	21%
1 < 5 years	75%	72%
5 < 8 years	6%	6%
Greater than 8 years	-	1%
	100%	100%

* Category includes cash equivalents, net.

Diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2002

	Principal Amount ($)	Value ($)

Corporate Bonds 23.9%
Consumer Discretionary 1.7%
Cox Communications, Inc., 7.5%, 8/15/2004	5,300,000	5,631,266
Time Warner, Inc., 7.75%, 6/15/2005	3,500,000	3,729,110
Viacom, Inc., 7.75%, 6/1/2005	9,625,000	10,783,398
		20,143,774
Consumer Staples 2.5%
Coca-Cola Enterprises, Inc., 8.0%, 1/4/2005	10,000,000	11,136,520
Conagra Foods, Inc., 7.5%, 9/15/2005	1,000,000	1,120,851
Procter & Gamble Co., 4.0%, 4/30/2005	2,260,000	2,358,357
Unilever Capital Corp., 6.875%, 11/1/2005	1,000,000	1,121,218
Wal-Mart Stores, 4.15%, 6/15/2005	12,000,000	12,543,228
		28,280,174
Energy 3.5%
Conoco Funding Co., 5.45%, 10/15/2006	6,000,000	6,476,196
Phillips Petroleum, 8.5%, 5/25/2005	8,100,000	9,210,664
Progress Energy, Inc., 6.55%, 3/1/2004	11,600,000	12,056,147
Union Oil Co., 6.375%, 2/1/2004	12,000,000	12,476,592
		40,219,599
Financials 10.9%
Bank of America Corp., 4.75%, 10/15/2006	5,000,000	5,291,375
Bank One Corp., 7.625%, 8/1/2005	2,500,000	2,816,828
Caterpillar Financial Services Corp., 6.875%, 8/1/2004	5,000,000	5,374,265
Citigroup Inc., 5.5%, 8/9/2006	8,000,000	8,640,920
EOP Operating LP, 7.375%, 11/15/2003	12,000,000	12,486,084
ERAC USA Finance Co., 6.375%, 5/15/2003	7,775,000	7,869,886
Ford Motor Credit Co.:
6.7%, 7/16/2004	4,000,000	4,075,308
7.6%, 8/1/2005	10,600,000	10,823,077
General Electric Capital Corp., 6.8%, 11/1/2005	5,500,000	6,118,701
General Motors Acceptance Corp., 6.38%, 1/30/2004	12,000,000	12,320,628
Goldman Sachs Group, Inc., 7.625%, 8/17/2005	4,000,000	4,511,040
Household Finance Corp., 8.0%, 5/9/2005	6,000,000	6,480,126
Lehman Brothers Holdings, Inc., 6.25%, 5/15/2006	2,000,000	2,186,674
Marshall & Ilsley Corp., 5.75%, 9/1/2006	2,570,000	2,800,691
Morgan Stanley Dean Witter & Co., 7.75%, 6/15/2005	3,000,000	3,347,133
National City Corp., 7.2%, 5/15/2005	2,500,000	2,750,410
NiSource Finance Corp., 7.5%, 11/15/2003	11,635,000	11,726,800
PNC Funding Corp., 5.75%, 8/1/2006	1,000,000	1,070,453
Suntrust Banks, Inc., 7.375%, 7/1/2006	3,000,000	3,404,883
Wachovia Corp., 4.95%, 11/1/2006	4,500,000	4,801,802
Wells Fargo & Co., 7.25%, 8/24/2005	5,000,000	5,612,610
		124,509,694
Health Care 0.2%
American Home Products Corp., 7.9%, 2/15/2005	2,000,000	2,211,848
Industrials 1.6%
Raytheon Co., 5.7%, 11/1/2003	12,400,000	12,644,044
Weyerhaeuser Co., 6.125%, 3/15/2007	5,900,000	6,316,469
		18,960,513
Telecommunication Services 1.5%
Bellsouth Corp., 5.0%, 10/15/2006	10,000,000	10,677,390
SBC Communications, Inc., 5.75%, 5/2/2006	4,000,000	4,338,044
Sprint Capital Corp., 5.875%, 5/1/2004	2,500,000	2,475,000
		17,490,434
Utilities 2.0%
Alabama Power Co., 4.875%, 9/1/2004	12,000,000	12,477,336
America Electric Power, 5.5%, 5/15/2003	7,000,000	6,876,317
DTE Energy Co., 6.0%, 6/1/2004	3,000,000	3,142,284
		22,495,937
Total Corporate Bonds (Cost $265,197,971)		274,311,973

Foreign Bonds - US$ Denominated 1.1%
Province of Manitoba, 2.75%, 1/17/2006	2,000,000	2,017,530
Province of Ontario, 7.375%, 1/27/2003	10,000,000	10,035,340
Total Foreign Bonds - US$ Denominated (Cost $11,996,535)		12,052,870

Asset Backed 17.3%
Automobile Receivables 5.9%
Aesop Funding II LLC "A", Series 1998-1, 6.14%, 5/20/2006	10,941,000	11,790,840
Americredit Automobile Receivables Trust "B", Series 2002-1, 5.28%, 4/9/2007	6,120,000	6,444,473
Daimler Chrysler Auto Trust:
"A3", Series 2000-D, 6.66%, 1/8/2005	2,121,810	2,160,557
"A3", Series 2000-C, 6.82%, 9/6/2004	2,760,580	2,791,975
First Security Auto Owner Trust "A4", Series 2000-1, 7.4%, 10/17/2005	11,762,378	12,074,752
Ford Credit Auto Owner Trust:
"A3", Series 2001-D, 4.31%, 6/15/2005	12,000,000	12,193,530
"C", Series 2002-D, 4.4%, 5/15/2007	3,040,000	3,073,020
"C", Series 2002-C, 4.81%, 3/15/2007	1,095,000	1,125,745
"A4", Series 2000-C, 7.24%, 2/15/2004	2,362,342	2,389,326
Hyundai Auto Receivables Trust "B", Series 2002-A, 3.54%, 2/16/2009	4,020,000	4,070,433
Toyota Auto Receivables Owner Trust "A4", Series 2002-C, 7.21%, 4/15/2007	6,350,000	6,657,753
World Omni Auto Receivables Trust "B", Series 2002-A, 3.75%, 7/15/2009	3,590,000	3,622,042
		68,394,446
Credit Card Receivables 6.8%
Capital One Master Trust "C", Series 2000-3, 7.9%, 10/15/2010	6,400,000	6,736,000
Chemical Master Credit Card Trust "A", Series 1996-3, 7.09%, 2/15/2009	10,710,000	12,030,533
Citibank Credit Card Issuance Trust "C1", Series 2000-C1, 7.45%, 9/15/2007	5,600,000	6,111,830
Discover Card Master Trust I "A", Series 2000-2, 6.176%, 9/18/2007	20,000,000	20,061,914
MBNA Credit Card Master Note Trust "C3", Series 2001-C3, 6.55%, 12/15/2008	5,600,000	6,063,112
MBNA Master Credit Card Trust "A", Series 1998-J, 5.25%, 2/15/2006	12,750,000	13,088,843
Pass-Through Amortizing Credit Card Trust "A1FX", Series 2002-1A, 4.096%, 6/18/2012	8,313,143	8,598,469
Providian Master Trust "C", Series 1999-1, 7.35%, 1/15/2009	5,000,000	5,247,587
		77,938,288
Home Equity Loans 0.5%
Residential Asset Securities Corp. "A13", Series 1999-K53, 7.18%, 1/25/2025	4,295,167	4,325,782
Residential Funding Mortgage Securities, Inc. "B2", Series 1992-J9, 7.83%, 4/28/2022	1,243,837	1,250,056
		5,575,838
Manufactured Housing Receivables 0.3%
Credit Suisse First Boston "M1", Series 2001-10R, 6.96%, 12/27/2028	1,229,669	1,238,959
Green Tree Financial Corp. "B2", Series 1996-5, 8.45%, 7/15/2027*	9,577,843	1,872,763
		3,111,722
Miscellaneous 3.8%
Caterpillar Financial Asset Trust "B", Series 2002-A, 4.03%, 5/26/2008	1,580,000	1,610,394
Credit Based Asset Servicing Corp., 7.25%, 6/25/2032	1,975,000	1,975,000
Master Resecuritization Trust, Series 2002-1, Principal only, 10/28/2031	20,270,666	16,976,683
Student Loan Marketing Association "A2L", Series 2000-1, 2.02%**, 1/25/2013	22,800,000	22,858,222
		43,420,299
Total Asset Backed (Cost $203,926,240)		198,440,593

US Treasury Obligations 18.2%
US Treasury Bond, 10.375%, 11/15/2009	21,500,000	24,908,094
US Treasury Note:
1.75%, 12/31/2004	48,800,000	48,944,887
3.0%, 11/15/2007	40,000,000	40,481,240
5.5%, 2/15/2008	13,195,000	14,887,668
6.75%, 5/15/2005	71,028,000	79,187,910
Total US Treasury Obligations (Cost $207,065,443)		208,409,799

US Government Agency Pass-Thrus 4.0%
Federal Home Loan Mortgage Corp., 7.5%, 2/1/2033 (b)	10,000,000	10,628,119
Federal National Mortgage Association:
7.5%, 2/1/2033 (b)	30,000,000	31,837,500
8.0%, 7/1/2015	2,744,166	2,964,583
Total US Government Agency Pass-Thrus (Cost $44,971,540)		45,430,202

Collateralized Mortgage Obligations 13.8%
BA Mortgage Securities, Inc., Series 1997-1, 7.5%, 7/25/2026	2,940,780	2,991,126
Bank of America Mortgage Securities:
"1A3", Series 2002-K, 3.5%, 10/20/2032	6,692,473	6,729,501
"B1", Series 2002-H, 4.682%, 8/25/2032	4,338,737	4,413,309
"B2", Series 2002-H, 4.682%, 8/25/2032	3,018,598	3,047,841
"B1", Series 2002-F, 4.801%, 6/25/2032	4,723,104	4,817,566
"B2", Series 2002-B, 5.199%, 3/25/2032	2,726,979	2,771,689
"B2", Series 2002-A, 5.242%, 2/25/2032	3,265,980	3,319,579
"B3", Series 2002-D, 5.443%, 5/25/2032	2,040,382	2,072,901
"B1", Series 2002-D, 5.443%, 5/25/2032	5,009,565	5,183,334
"B2", Series 2002-C, 5.512%, 5/25/2032	2,116,791	2,182,941
Capco America Securitization Corporation, Series 1998-D7, 5.86%, 10/15/2030	6,737,408	7,244,878
CMC Securities Corp. III, Series 1998-2, 6.75%, 11/25/2028	95,059	99,043
DLJ Commercial Mortgage Corp., Series 1998-CG1, 6.41%, 6/10/2031	10,000,000	11,185,573
Federal Home Loan Mortgage Corp.:
"GH", Series 2394, 5.0%, 5/15/2021	7,886,326	8,028,483
"VA", Series 2093-VA, 6.0%, 7/15/2004	1,881,014	1,932,600
"BT", Series 2448, 6.0%, 5/15/2017	3,210,812	3,208,196
"A6", Series T42, 9.5%, 2/25/2042	13,926,141	15,757,150
Federal National Mortgage Association:
"PD", Series G94-10, 6.5%, 9/17/2009	5,000,000	5,520,294
"J", Series 1998-44, 6.5%, 3/20/2023	675,263	676,997
"A1", Series 2001-T8, 7.5%, 7/25/2041	4,035,311	4,374,529
GE Capital Mortgage Services, Inc.:
"3B2", Series 1998-11, 6.5%, 6/25/2013	228,599	236,356
"B4", Series 1997-10, 6.75%, 9/25/2012	217,720	219,556
"B3", Series 1997-13, 6.75%, 12/25/2012	532,158	546,398
"B3", Series 2000-12, 7.25%, 10/1/2015	228,914	234,280
Headlands Mortgage Securities, Inc., Series 1998-3, 6.65%, 2/25/2029	4,325,493	4,488,208
Master Resecuritization Trust, Series 2002-3, 5.0%, 9/26/2031	17,911,140	17,329,028
Morgan Stanley Capital, 6.54%, 7/15/2030	6,490,000	7,328,925
Nomura Asset Securities Corp., Series 1998-D6, 6.59%, 3/15/2030	10,000,000	11,350,690
Norwest Asset Securities Corp.:
"B3", Series 1997-13, 6.75%, 9/25/2027	554,994	563,341
"B3", Series 1997-16, 6.75%, 10/25/2027	501,108	513,931
"B3", Series 1997-18, 6.75%, 12/25/2027	811,328	829,911
"B3", Series 1997-7, 7.0%, 5/25/2027	596,821	600,665
Paine Webber Mortgage Acceptance Corp., Series 1999-4, 6.799%, 7/28/2024	5,038,473	5,132,944
Prudential Home Mortgage Securities:
"3B3", Series 1994-A, 6.774%, 4/28/2024	1,563,427	1,586,800
"4B", Series 1994-A, 6.784%, 4/28/2024	6,707,059	6,862,160
Residential Funding Mortgage Security:
"2000-S8", Series B1, 7.25%, 6/25/2015	231,101	234,686
"B1", Series 2000-S12, 7.25%, 9/25/2015	372,811	372,901
Structured Asset Mortgage Investments, Inc., Series 1998-11, 6.75%, 1/25/2029	4,476,495	4,608,787
Total Collateralized Mortgage Obligations (Cost $156,619,384)		158,597,097

US Agency Obligations 13.2%
Federal Home Loan Mortgage Corp., 2.875%, 9/15/2005	20,000,000	20,382,760
Federal National Mortgage Association:
3.0%, 7/29/2004	44,600,000	45,383,486
5.25%, 6/15/2006	51,000,000	55,576,944
5.25%, 3/25/2011	30,000,000	30,781,551
Total US Agency Obligations (Cost $150,418,403)		152,124,741

Government National Mortgage Association 4.9%
Government National Mortgage Association:
7.0% with various maturities until 6/15/2017	39,035,054	41,840,111
8.0% with various maturities until 8/15/2012	5,630,829	6,086,576
8.5%, 11/15/2009	3,764,226	4,142,365
9.5% with various maturities until 11/15/2020	11,192	12,585
11.5%, 4/15/2019	3,900,660	4,604,615
Total Government National Mortgage Association (Cost $55,756,203)		56,686,252

	Shares	Value ($)

Cash Equivalents 11.5%
Scudder Cash Management QP Trust, 1.4% (c) (Cost $131,871,972)	131,871,972	131,871,972

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,227,823,691) (a)	107.9	1,237,925,499
Other Assets and Liabilities, Net	(7.9)	(91,141,655)
Net Assets - 100.0%	100.0	1,146,783,844

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2002.
(a) The cost for federal income tax purposes was $1,232,329,526. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $5,595,973. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,260,367 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,664,394.
(b) Mortgage dollar rolls included.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $1,227,823,691)	$ 1,237,925,499
Receivable for investments sold	797,501
Interest receivable	8,532,647
Receivable for Fund shares sold	1,399,894
Total assets	1,248,655,541
Liabilities
Due to custodian bank	57,434
Payable for investments purchased	52,609,695
Payable for investments purchased - mortgage dollar rolls	42,531,250
Payable for Fund shares redeemed	5,863,710
Accrued management fee	430,130
Other accrued expenses and payables	379,478
Total liabilities	101,871,697
Net assets, at value	$ 1,146,783,844
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	10,101,808
Accumulated net realized gain (loss)	(169,591,567)
Paid-in capital	1,306,273,603
Net assets, at value	$ 1,146,783,844

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($349,111,401 / 32,695,153 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.68
Class S Net Asset Value, offering and redemption price per share ($610,432,764 / 57,181,499 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.68
Class A Net Asset Value and redemption price per share ($130,458,791 / 12,222,728 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.67
Maximum offering price per share (100 / 97.25 of $10.67)	$ 10.97
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($36,750,272 / 3,443,079 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.67
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($20,030,616 / 1,876,383 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.68

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Interest	$ 52,939,052
Total Income	52,939,052
Expenses: Management fee	5,104,029
Administrative fee	3,465,873
Distribution service fees	744,249
Trustees' fees and expenses	28,508
Other	23,995
Total expenses, before expense reductions	9,366,654
Expense reductions	(2,769)
Total expenses, after expense reductions	9,363,885
Net investment income	43,575,167
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	5,298,303
Net realized appreciation (depreciation) during the period on investments	4,227,510
Net gain (loss) on investment transactions	9,525,813
Net increase (decrease) in net assets resulting from operations	$ 53,100,980

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income	$ 43,575,167	$ 55,147,723
Net realized gain (loss) on investment transactions	5,298,303	8,856,465
Net unrealized appreciation (depreciation) on investment transactions during the period	4,227,510	2,713,798
Net increase (decrease) in net assets resulting from operations	53,100,980	66,717,986
Distributions to shareholders from: Net investment income: Class AARP	(15,852,420)	(19,312,783)
Class S	(28,107,761)	(35,367,385)
Class A	(5,212,357)	(3,041,407)
Class B	(1,090,269)	(632,293)
Class C	(417,664)	(157,434)
Fund share transactions: Proceeds from shares sold	274,455,343	512,497,095
Net assets acquired in tax-free reorganization	-	156,367,560
Reinvestment of distributions	39,636,169	44,917,552
Cost of shares redeemed	(312,276,161)	(570,831,603)
Net increase (decrease) in net assets from Fund share transactions	1,815,351	142,950,604
Increase (decrease) in net assets	4,235,860	151,157,288
Net assets at beginning of period	1,142,547,984	991,390,696
Net assets at end of period (including undistributed net investment income of $224,889 at December 31, 2001)	$ 1,146,783,844	$ 1,142,547,984

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2002	2001[d]	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 10.56	$ 10.38
Income (loss) from investment operations: Net investment income[b]	.42	.55	.26
Net realized and unrealized gain (loss) on investment transactions	.09	.13	.18
Total from investment operations	.51	.68	.44
Less distributions from: Net investment income	(.48)	(.59)	(.26)
Net asset value, end of period	$ 10.68	$ 10.65	$ 10.56
Total Return (%)	4.85	6.67	4.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	349	353	346
Ratio of expenses (%)	.75	.75	.73c*
Ratio of net investment income (%)	3.91	5.18	6.32*
Portfolio turnover rate (%)	346	87	167
[a] For the period from August 14, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .76%.
[d] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class S
Years Ended December 31,	2002	2001[e]	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 10.56	$ 10.44	$ 10.87	$ 11.04
Income (loss) from investment operations:
Net investment income[a]	.42	.55	.64	.60	.66
Net realized and unrealized gain (loss) on investment transactions	.09	.13	.11	(.44)	(.19)
Total from investment operations	.51	.68	.75	.16	.47
Less distributions from: Net investment income	(.48)	(.59)	(.63)	(.59)	(.64)
Net asset value, end of period	$ 10.68	$ 10.65	$ 10.56	$ 10.44	$ 10.87
Total Return (%)	4.95	6.56	7.49[c]	1.57[c]	4.34[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	610	632	646	774	992
Ratio of expenses before expense reductions (%)	.75	.75	.90[d]	.87	.86
Ratio of expenses after expense reductions (%)	.75	.75	.84[d]	.85	.86
Ratio of net investment income (%)	3.91	5.18	6.10	5.60	6.07
Portfolio turnover rate (%)	346	87	167	256	95
[a] Based on average shares outstanding during the period.
[b] If the Advisor had not reimbursed the Fund $12,808,543 for losses incurred with certain portfolio transactions, the total return for the year ended December 31, 1998 would have been lower.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .88% and .82%, respectively.
[e] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Short-Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. At the time the portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

When-issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $165,008,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2003 ($62,087,000), December 31, 2004 ($27,917,000), December 31, 2005 ($20,309,000), December 31, 2006 ($6,741,000), December 31, 2007 ($32,143,000) and December 31, 2008 ($15,811,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $78,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (165,008,000)
Unrealized appreciation (depreciation) on investments	$ 5,595,973

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended December 31,
	2002	2001
Distributions from ordinary income*	$ 50,680,471	$ 58,511,302

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts, with the exception of mortgage-backed securities, are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments, US Treasury Securities and mortgage dollar rolls) aggregated $2,320,466,108 and $2,376,628,693, respectively. Purchases and sales of US Treasury Securities aggregated $1,071,758,894 and $984,143,982, respectively. Purchases and sales of mortgage dollar rolls aggregated $333,830,719 and $334,107,106, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $1,500,000,000 of the Fund's average daily net assets, 0.425% of the next $500,000,000 of such net assets, 0.40% of the next $1,000,000,000 of such net assets, 0.385% of the next $1,000,000,000 of such net assets, 0.37% of the next $1,000,000,000 of such net assets, 0.355% of the next $1,000,000,000 of such net assets and 0.34% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375% and 0.350% of average daily net assets for Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Services Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the year ended December 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at December 31, 2002
Class AARP	$ 1,047,539	$ 87,637
Class S	1,859,838	152,556
Class A	396,905	35,531
Class B	119,425	11,621
Class C	42,166	5,746
	$ 3,465,873	$ 293,091

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2002
Class B	$ 238,849	$ 23,241
Class C	90,355	12,314
	$ 329,204	$ 35,555

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2002	Effective Rate
Class A	$ 305,311	$ 30,017	0.25%
Class B	79,616	8,300	0.25%
Class C	30,118	4,260	0.25%
	$ 415,045	$ 42,577

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2002 aggregated $20,814.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2002, the CDSC for Class B and C shares aggregated $135,016 and $5,670, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2002, SDI received $43,952.

Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor retainer fees, plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended December 31, 2002, totaled $2,463,054 and are reflected as interest income on the statement of operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2002, pursuant to the Administrative Agreement, the Administrative fee was reduced by $2,769 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following tables summarize share and dollar activity in the Fund:

	Year Ended December 31, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	3,391,945	$ 36,026,136	3,018,118	$ 32,353,901
Class S	10,559,604	112,051,020	36,496,970	389,802,820
Class A	7,743,106	82,223,701	6,066,631*	64,997,326*
Class B	2,370,876	25,153,632	1,686,058*	18,019,563*
Class C	1,790,914	19,000,854	683,189*	7,323,485*
		$ 274,455,343		$ 512,497,095
Shares issued in tax-free reorganization
Class A	-	-	11,251,941	$ 120,062,903
Class B	-	-	2,771,807	29,576,177
Class C	-	-	630,610	6,728,480
		$ -		$ 156,367,560
Shares issued to shareholders in reinvestment of distributions
Class AARP	1,089,946	$ 11,534,403	1,290,778	$ 13,770,842
Class S	2,139,590	22,638,663	2,632,153	28,076,886
Class A	403,762	4,272,420	228,328*	2,440,952*
Class B	83,769	886,531	47,943*	512,466*
Class C	28,739	304,152	10,890*	116,406*
		$ 39,636,169		$ 44,917,552
Shares redeemed
Class AARP	(4,886,994)	$ (51,848,631)	(3,943,772)	$ (42,207,835)
Class S	(14,810,434)	(157,040,971)	(40,979,370)	(437,510,397)
Class A	(7,149,177)	(75,868,495)	(6,321,863)*	(67,687,850)*
Class B	(1,806,279)	(19,164,712)	(1,711,095)*	(18,288,852)*
Class C	(788,115)	(8,353,352)	(479,844)*	(5,136,669)*
		$ (312,276,161)		$ (570,831,603)
Net increase (decrease)
Class AARP	(405,103)	$ (4,288,092)	365,124	$ 3,916,908
Class S	(2,111,240)	(22,351,288)	(1,850,247)	(19,630,691)
Class A	997,691	10,627,626	11,225,037*	119,813,331*
Class B	648,366	6,875,451	2,794,713*	29,819,354*
Class C	1,031,538	10,951,654	844,845*	9,031,702*
		$ 1,815,351		$ 142,950,604

* For the period from June 25, 2001 (commencement of sales of Classes A, B and C shares) to December 31, 2001.

G. Acquisition of Assets

On June 22, 2001, the Fund acquired all the net assets of Kemper Short-Term US Government Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 11,251,941 Class A shares, 2,771,807 Class B shares and 630,610 Class C shares of the Fund, respectively, for 14,752,790 Class A shares, 3,615,548 Class B shares and 822,166 Class C shares of the of Kemper Short-Term US Government Fund, respectively, outstanding on June 22, 2001. Kemper Short-Term US Government Fund's net assets at that date ($156,367,560), including $2,051,488 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $987,235,123. The combined net assets of the Fund immediately following the acquisition were $1,143,602,683.

Report of Independent Accountants

To the Trustees of Scudder Funds Trust and the Shareholders of Scudder Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Short-Term Bond Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 21, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Trustee, 1988-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,4] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
198
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Scott E. Dolan (36) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
John E. Dugenske (36) Vice President, 1999-present	Managing Director of Deutsche Asset Management (1998 to present); prior thereto, investment officer and portfolio manager, NISA Investment Advisors	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Managing Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes

Notes

Notes